EXHIBIT 99.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of UnumProvident Corporation, a Delaware corporation (the “Company”), does hereby certify that the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 31, 2003

/S/ THOMAS R. WATJEN
Thomas R. Watjen President and Chief Executive Officer UnumProvident Corporation

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

“A signed original of this written statement required by Section 906 has been provided to UnumProvident Corporation and will be retained by UnumProvident Corporation and furnished to the Securities and Exchange Commission or its staff upon request.”

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of UnumProvident Corporation, a Delaware corporation (the “Company”), does hereby certify that the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 31, 2003

/S/ ROBERT C. GREVING
Robert C. Greving Senior Vice President and Chief Financial Officer UnumProvident Corporation

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

“A signed original of this written statement required by Section 906 has been provided to UnumProvident Corporation and will be retained by UnumProvident Corporation and furnished to the Securities and Exchange Commission or its staff upon request.”